SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):

August 26, 2003

MYRIAD GENETICS, INC.

(Exact name of registrant as specified in its charter)

Delaware	0-26642	87-0494517
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

320 Wakara Way

Salt Lake City, Utah 84108

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (801) 584-3600

(Former name or former address, if changed since last report)

Page 1 of 4 pages

Item 7. Financial Statements and Exhibits.

(c) Exhibits.

99.1	Earnings release dated August 26, 2003 for the three and twelve months ended June 30, 2003.

This earnings release is being furnished pursuant to Item 12 of this Current Report on Form 8-K and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 (the “Exchange Act”) or otherwise subject to the liabilities of that Section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Exchange Act.

Item 12. Results of Operations and Financial Condition.

On August 26, 2003, Myriad Genetics, Inc. announced its financial results for the three and twelve months ended June 30, 2003. The earnings release is attached hereto as an exhibit to this current report on Form 8-K and is being furnished pursuant to this Item 12 as Exhibit 99.1 to this Current Report on Form 8-K.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Myriad Genetics, Inc. (Registrant)

Date: August 26, 2003	By:	/s/ Peter D. Meldrum
Peter D. Meldrum President and Chief Executive Officer

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EXHIBIT INDEX

Exhibit Number	Description

99.1	Earnings release dated August 26, 2003 for the three and twelve months ended June 30, 2003.

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